March 5, 2015

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Annuity Investors Variable Account A, Registration Nos. 811-07299 and 33-65409

Annuity Investors Variable Account A, Registration Nos. 811-07299 and 33-59861

Ladies and Gentlemen:

We have transmitted to contract owners the annual reports for the period ended December 31, 2014 for the investment companies listed on Attachment 1 in which Annuity Investors Variable Account A invests.

Annuity Investors Life Insurance Company understands that the listed investment companies have filed these reports with the Commission under separate cover.

If you have any questions about this filing, please contact Karen M. McLaughlin at 513.412.1465.

Sincerely,

/s/ John P. Gruber

John P. Gruber

Senior Vice President

Attachment 1—List of Underlying Portfolios

Annuity Investors Variable Account A, Registration Nos. 811-07299 and 033-59861

Annuity Investors Variable Account A, Registration Nos. 811-07299 and 033-65409

1940 Act Number
American Century® Variable Portfolios, Inc.		811-05188
•	American Century VP Capital Appreciation Fund—Class I Shares
•	American Century VP Large Company Value Fund—Class I Shares
•	American Century VP Mid Cap Value Fund—Class I Shares
•	American Century VP Ultra® Fund—Class I Shares

BlackRock Variable Series Funds, Inc.		811-03290
•	BlackRock Basic Value V.I. Fund—Class I Shares
•	BlackRock Global Allocation V.I. Fund—Class I Shares
•	BlackRock High Yield V.I. Fund—Class I Shares
•	BlackRock Money Market V.I. Fund—Class I Shares

Deutsche Investments VIT Funds		811-07507
•	Deutsche Small Cap Index VIP—Class A

Dreyfus Investment Portfolios		811-08673
•	Dreyfus IP Technology Growth Portfolio—Initial Shares

The Dreyfus Socially Responsible Growth Fund, Inc.—Initial Shares		811-07044

Dreyfus Stock Index Fund, Inc.—Initial Shares		811-05719

Dreyfus Variable Investment Fund		811-05125
•	Dreyfus VIF Appreciation Portfolio—Initial Shares
•	Dreyfus VIF Growth and Income Portfolio—Initial Shares
•	Dreyfus VIF Money Market Portfolio
•	Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		811-07452
•	Invesco V.I. American Value Fund—Series I Shares
•	Invesco V.I. Core Equity Fund—Series I Shares
•	Invesco V.I. Government Securities Fund—Series I Shares
•	Invesco V.I. Mid Cap Growth Fund—Series I Shares

Janus Aspen Series		811-07736
•	Janus Aspen Balanced Portfolio—Institutional Shares
•	Janus Aspen Enterprise Portfolio—Institutional Shares
•	Janus Aspen Forty Portfolio—Institutional Shares
•	Janus Aspen Overseas Growth Portfolio—Service Shares

Morgan Stanley—The Universal Institutional Funds, Inc.		811-07607
•	Morgan Stanley UIF Core Plus Fixed Income Portfolio—Class I Shares
•	Morgan Stanley UIF U.S. Real Estate Portfolio—Class I Shares

Oppenheimer Variable Account Funds		811-04108
•	Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares
•	Oppenheimer Main Street Fund®/VA—Non-Service Shares

PIMCO Variable Insurance Trust		811-08399
•	PIMCO VIT High Yield Portfolio—Administrative Class
•	PIMCO VIT Real Return Portfolio—Administrative Class

Janus Aspen Series		811-07736
•	Janus Aspen Global Research Portfolio—Institutional Shares (closed)